UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

THESTREET, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2014 THESTREET, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2014 Date: June 12, 2014 Time: 12:00 PM EOT Location: Orrick, Herrington & Sutcliffe 51 West 52nd Street New York, NY 10019 0000206823 I R1.0.0.51160

0000206823_2 R1.0.0.51160 — Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow - XXXX XXXX XXXX~| (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: I -800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2014 to facilitate timely delivery. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by lnternet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: tbu can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

I Voting items I The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nomi nees 01 Sarah Fay 02 Vivek Shah The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To ratify the appointment of BDO USA, LLP as TheStreet, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2014. 3. To approve the compensation of TheStreet, Inc.’s named executive officers as described in the Proxy Statement (this vote is advisory and non-binding). NOTE: The proxy holders are authorized to vote on any other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof, for action in accordance with their judgment. 0000206823 3 R1.0.0.51160

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